Exhibit 10.1

*** CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Amendment N° 1

to the Airbus A330/A350XWB Purchase Agreement

Dated as of January 31, 2008

Between

AIRBUS S.A.S,

And

HAWAIIAN AIRLINES, INC.

This Amendment N° 1 (hereinafter referred to as the “Amendment”), entered into as of June 26, 2008, between Airbus S.A.S., organized and existing under the laws of the Republic of France, having its registered office located at 1, Rond-Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the “Seller”), and Hawaiian Airlines, Inc. a corporation, organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 3375 Koapaka Street, Ste. G-350, Honolulu, Hawaii, 96819, USA (hereinafter referred to as the “Buyer”)

WITNESSETH

WHEREAS, the Buyer and the Seller have entered into an Airbus A330/A350XWB Purchase Agreement dated as January 31, 2008 herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain aircraft, under the terms and conditions set forth in said Agreement;

WHEREAS, capitalized terms used herein and not otherwise defined herein will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof’ and “hereunder” and words of similar import refer to this Amendment;

WHEREAS, the Buyer and the Seller wish to amend some terms of the Agreement;

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

*** Confidential Treatment Requested

1.             LETTER AGREEMENT N°5

Paragraphs 1.2, 1.3, and 1.4 of Letter Agreement N°5 to the Agreement are deleted in their entirety and replaced by the following quoted provisions:

QUOTE

[...***...]

UNQUOTE

2.             EFFECT OF THE AMENDMENT

The provisions of this Amendment are binding on both parties upon execution hereof. The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

Both parties agree that this Amendment will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Amendment will be governed by the provisions of said Agreement, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

*** Confidential Treatment Requested

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below.

Very truly yours,

AIRBUS S.A.S.

By:

Its:

Accepted and Agreed

Hawaiian Airlines, Inc.

By:

Its:

and

By:

Its:

*** Confidential Treatment Requested